Exhibit 19
                       Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    07/02/99 12:17 pm
  Investor Reporting System  v2.7     Monthly Statement         06/99 Activity
  ----------------------------------------------------------------------------
   Principal Receivables               FCARC               Investor
                                       ------------------- -------------------
    Beginning Principal Receivables    $3,332,060,711.05   $4,010,000,000.00
     Current Floating Allocation Pct.        45.38318113%        54.61681887%
    Total Adj. Principal Collections   $1,605,628,703.66   $2,556,931,574.70
    Principal Default Amounts                      $0.00               $0.00
     As a Percentage of Collections           0.00000000%         0.00000000%
    Monthly Principal Amortized                              $500,000,000.00
    Ending Principal Receivables       $3,653,882,481.67   $3,510,000,000.00
     New Floating Allocation Pct.            51.00422140%        48.99577860%
   Interest Collections                FCARC               Investor
                                       ------------------- -------------------
    Total Interest Collections            $26,831,482.88      $32,290,602.00
  -----------------------------------------------------------------------------
   Early Amortization Triggered?                           Yes              No
                                                           ---              --
    1.  Breach of covenants or agreements made in the                       x
        PSA and uncured for 45 days
    2. Breach of any representation or warranty made x in the PSA and uncured for 60 days
    3.  Bankruptcy, insolvency or receivership of FMCC,                     x
        FCARC, or Ford
    4.  FCARC is an investment company within the                           x
        meaning of the ICA of 1940
    5.  Failure of FCARC to convey Receivables pursuant                     x
        to the PSA
    6. Available Subordinated Amount has been reduced x to less than the Required Subordinated Amount
    7. Servicer Default has occurred x 8. Average monthly payment rate for past three x periods is less than 20%
    9.  Used vehicle percentage exceeds 10% for two                         x
        collection periods
   10.  Interest rate swap is terminated in accordance                      x
        with its terms
   11. Outstanding principal amount of the certificates x is not repaid by the expected payment date

                       Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    07/02/99 12:17 pm
  Investor Reporting System  v2.7     Monthly Statement         06/99 Activity
  ----------------------------------------------------------------------------
   Principal Receivables                                   Trust Total
                                                           -------------------
    Beginning Principal Receivables                        $7,342,060,711.05
     Current Floating Allocation Percentage                     100.00000000%
    Total Adjusted Principal Collections                   $4,162,560,278.36
     Payment Rate                                                      56.69%
     Principal Collections                                 $3,757,018,005.31
     Principal Collection Adjustments                        $405,388,721.45
     Principal Collections for Status Dealer Accounts            $153,551.60
    Principal Default Amounts                                          $0.00
     As a Percentage of Collections                               0.00000000%
    Aggregate New Principal Receivables                    $3,984,382,048.98
    Ending Principal Receivables                           $7,163,882,481.67
     New Floating Allocation Percentage                         100.00000000%
   Interest Collections                                    Trust Total
                                                           -------------------
    Total Interest Collections                                $59,122,084.88
     Interest Collections                                     $59,120,920.43
     Interest Collections for Status Dealer Accounts               $1,164.45
     Recoveries on Receivables Written Off                             $0.00
    Monthly Yield                                                       9.66%
    Used Vehicle Principal Receivables Balance               $103,798,038.97
                                                                           1.45%
   Status Dealer Accounts                                  Trust Total
                                                           -------------------
    Beginning Balance                                            $153,551.60
     Principal Collections                                       $153,551.60
     Principal Write Offs                                              $0.00
     Interest Collections                                          $1,164.45
    Ending Balance                                                     $0.00
   Subordination and Participation                         Trust Total
                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
     Overconcentration Amount                                          $0.00
     Installment Amount                                                $0.00
     Other Ineligible Amounts                                          $0.00
    Available Subordinated Amount                            $445,555,555.56
    Required Subordinated Amount                             $445,555,555.56
    Required Participation  4.00%                            $180,400,000.00
    Required Participation and Subordinated Amount           $625,955,555.56

                       Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    07/02/99 12:17 pm
  Investor Reporting System  v2.7     Monthly Statement         06/99 Activity
  ----------------------------------------------------------------------------
    Current Participation Amount                           $3,653,882,481.67
     Current Participation Percentage                                 583.73%
    Current Participation Shortfall                                    $0.00
    Available Seller Collections                           $1,632,460,186.54
    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00
    Available Seller Collections to FCARC                  $1,632,460,186.54

                       Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    07/02/99 12:17 pm
  Investor Reporting System  v2.7     Monthly Statement         06/99 Activity
  ----------------------------------------------------------------------------
   Series Allocations                                      1994-1
                                                           -------------------
    Certificates                                             $500,000,000.00
     Current Floating Allocation Percentage                       6.81007717%

    Total Adjusted Principal collections                     $566,947,134.08
    Principal Default Amounts                                          $0.00
    Total Interest Collections                                 $4,026,259.60

   Source and Use of Funds                                 1994-1
                                                           -------------------
     Investor Interest Funding Account Balance                 $4,026,259.60
     Investment and Net Swap Proceeds                            $582,648.34
     Reserve Fund Balance                                      $3,500,000.00
    Total Investor Collections and Reserve Fund                $8,108,907.94

     Certificates Outstanding                              $1,000,000,000.00
     Certificate Rate                                                 5.1700%
     Days in Interest Period                                              30
    Current Interest Due                                       $4,308,333.33
    Net Trust Swap Receipts not req. to be paid                        $0.00
    Prior months Swap Receipts payable this month                $393,958.33
    Current Interest Paid                                      $4,702,291.66
    Current Interest Shortfall                                         $0.00

    Additional Interest Due                                            $0.00
    Additional Interest Paid                                           $0.00
    Additional Interest Shortfall                                      $0.00

    Deferred Interest Due                                              $0.00
    Deferred Interest Paid                                             $0.00
    Deferred Interest Shortfall                                        $0.00

    Servicing Fees Due FMCC  1.00%                               $833,333.33
    Servicing Fees Paid                                          $833,333.33
    Servicing Fees Shortfall                                           $0.00

    Deferred Servicing Fees Due FMCC                                   $0.00
    Deferred Servicing Fees Paid                                       $0.00
    Deferred Servicing Fees Shortfall                                  $0.00

     Reserve Fund Required Amount                                      $0.00
    Reserve Fund Deposit (Draw) Amount                          ($926,717.05)

    Current Investor Default Amount Due                                $0.00
    Current Investor Default Amount Paid                               $0.00
    Current Investor Default Amount Shortfall                          $0.00

    Deferred Investor Default Amount Due                               $0.00
    Deferred Investor Default Amount Paid                              $0.00
    Deferred Investor Default Amount Shortfall                         $0.00

    Asset Composition Premium                                          $0.00
    Excess Servicing (Deficiency) Amount                               $0.00

                       Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    07/02/99 12:17 pm
  Investor Reporting System  v2.7     Monthly Statement         06/99 Activity
  ----------------------------------------------------------------------------
   Subordination and Participation                         1994-1
                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
    Available Subordinated Amount                             $55,555,555.56
    Required Subordinated Amount                              $55,555,555.56

    Required Participation  4.00%                             $40,000,000.00
    Required Participation and Subordinated Amount            $95,555,555.56

    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00

    Reserve Fund Balance                                       $2,573,282.95

    Controlled Distribution Amount                           $500,000,000.00
    Principal Funding Account Balance                      $1,000,000,000.00
    Excess Funding Account Balance                                     $0.00
    Principal Payment Amont                                $1,000,000,000.00
    Pool Factor                                               0.000000000000

    Interest Funding Account Balance                          $13,068,611.11
    Interest Payment Date?                                                  Y
    Cum. Net Trust Swap Receipts not req. to be paid                   $0.00
    Interest Payment Amount Due                               $13,068,611.11
    Interest Payment Amount Paid                              $13,068,611.11
    Interest Payment Amount Shortfall                                  $0.00

   Distributions to Holders of Certificates                1994-1
   (per $1,000 denomination certificate)                   -------------------
    Total Amount Distributed                                 $1,013.06861111
    Total Amount Allocable to Principal                      $1,000.00000000
    Total Amount Allocable to Interest                          $13.06861111

                       Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    07/02/99 12:17 pm
  Investor Reporting System  v2.7     Monthly Statement         06/99 Activity
  ----------------------------------------------------------------------------
   Series Allocations                                      1995-1
                                                           -------------------
    Certificates                                           $1,000,000,000.00
     Current Floating Allocation Percentage                      13.62015433%

    Total Adjusted Principal collections                     $566,947,134.08
    Principal Default Amounts                                          $0.00
    Total Interest Collections                                 $8,052,519.20

   Source and Use of Funds                                 1995-1
                                                           -------------------
     Investor Interest Funding Account Balance                 $8,052,519.20
     Investment and Net Swap Proceeds                             $78,944.23
     Reserve Fund Balance                                      $3,500,000.00
    Total Investor Collections and Reserve Fund               $11,631,463.43

     Certificates Outstanding                              $1,000,000,000.00
     Certificate Rate                                                 6.5000%
     Days in Interest Period                                              30
    Current Interest Due                                       $5,416,666.67
    Net Trust Swap Receipts not req. to be paid                $1,250,000.00
    Prior months Swap Receipts payable this month                      $0.00
    Current Interest Paid                                      $4,166,666.67
    Current Interest Shortfall                                         $0.00

    Additional Interest Due                                            $0.00
    Additional Interest Paid                                           $0.00
    Additional Interest Shortfall                                      $0.00

    Deferred Interest Due                                              $0.00
    Deferred Interest Paid                                             $0.00
    Deferred Interest Shortfall                                        $0.00

    Servicing Fees Due FMCC  1.00%                               $833,333.33
    Servicing Fees Paid                                          $833,333.33
    Servicing Fees Shortfall                                           $0.00

    Deferred Servicing Fees Due FMCC                                   $0.00
    Deferred Servicing Fees Paid                                       $0.00
    Deferred Servicing Fees Shortfall                                  $0.00

     Reserve Fund Required Amount                              $3,500,000.00
    Reserve Fund Deposit (Draw) Amount                                 $0.00

    Current Investor Default Amount Due                                $0.00
    Current Investor Default Amount Paid                               $0.00
    Current Investor Default Amount Shortfall                          $0.00

    Deferred Investor Default Amount Due                               $0.00
    Deferred Investor Default Amount Paid                              $0.00
    Deferred Investor Default Amount Shortfall                         $0.00

    Asset Composition Premium                                          $0.00
    Excess Servicing (Deficiency) Amount                       $3,131,463.43

                       Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    07/02/99 12:17 pm
  Investor Reporting System  v2.7     Monthly Statement         06/99 Activity
  ----------------------------------------------------------------------------
   Subordination and Participation                         1995-1
                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
    Available Subordinated Amount                            $111,111,111.11
    Required Subordinated Amount                             $111,111,111.11

    Required Participation  4.00%                             $40,000,000.00
    Required Participation and Subordinated Amount           $151,111,111.11

    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00

    Reserve Fund Balance                                       $3,500,000.00

    Controlled Distribution Amount                                     $0.00
    Principal Funding Account Balance                                  $0.00
    Excess Funding Account Balance                                     $0.00
    Principal Payment Amont                                            $0.00
    Pool Factor                                               1.000000000000

    Interest Funding Account Balance                          $20,588,541.68
    Interest Payment Date?                                                  N
    Cum. Net Trust Swap Receipts not req. to be paid           $6,494,791.67
    Interest Payment Amount Due                                        $0.00
    Interest Payment Amount Paid                                       $0.00
    Interest Payment Amount Shortfall                                  $0.00

   Distributions to Holders of Certificates                1995-1
   (per $1,000 denomination certificate)                   -------------------
    Total Amount Distributed                                     $0.00000000
    Total Amount Allocable to Principal                          $0.00000000
    Total Amount Allocable to Interest                           $0.00000000

                       Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    07/02/99 12:17 pm
  Investor Reporting System  v2.7     Monthly Statement         06/99 Activity
  ----------------------------------------------------------------------------
   Series Allocations                                      1996-1
                                                           -------------------
    Certificates                                             $800,000,000.00
     Current Floating Allocation Percentage                      10.89612347%

    Total Adjusted Principal collections                     $453,557,707.26
    Principal Default Amounts                                          $0.00
    Total Interest Collections                                 $6,442,015.36

   Source and Use of Funds                                 1996-1
                                                           -------------------
     Investor Interest Funding Account Balance                 $6,442,015.36
     Investment and Net Swap Proceeds                             $62,509.19
     Reserve Fund Balance                                      $2,800,000.00
    Total Investor Collections and Reserve Fund                $9,304,524.55

     Certificates Outstanding                                $800,000,000.00
     Certificate Rate                                                 5.5000%
     Days in Interest Period                                              30
    Current Interest Due                                       $3,666,666.67
    Net Trust Swap Receipts not req. to be paid                  $333,333.34
    Prior months Swap Receipts payable this month                      $0.00
    Current Interest Paid                                      $3,333,333.33
    Current Interest Shortfall                                         $0.00

    Additional Interest Due                                            $0.00
    Additional Interest Paid                                           $0.00
    Additional Interest Shortfall                                      $0.00

    Deferred Interest Due                                              $0.00
    Deferred Interest Paid                                             $0.00
    Deferred Interest Shortfall                                        $0.00

    Servicing Fees Due FMCC  1.00%                               $666,666.67
    Servicing Fees Paid                                          $666,666.67
    Servicing Fees Shortfall                                           $0.00

    Deferred Servicing Fees Due FMCC                                   $0.00
    Deferred Servicing Fees Paid                                       $0.00
    Deferred Servicing Fees Shortfall                                  $0.00

     Reserve Fund Required Amount                              $2,800,000.00
    Reserve Fund Deposit (Draw) Amount                                 $0.00

    Current Investor Default Amount Due                                $0.00
    Current Investor Default Amount Paid                               $0.00
    Current Investor Default Amount Shortfall                          $0.00

    Deferred Investor Default Amount Due                               $0.00
    Deferred Investor Default Amount Paid                              $0.00
    Deferred Investor Default Amount Shortfall                         $0.00

    Asset Composition Premium                                          $0.00
    Excess Servicing (Deficiency) Amount                       $2,504,524.55

                       Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    07/02/99 12:17 pm
  Investor Reporting System  v2.7     Monthly Statement         06/99 Activity
  ----------------------------------------------------------------------------
   Subordination and Participation                         1996-1
                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
    Available Subordinated Amount                             $88,888,888.89
    Required Subordinated Amount                              $88,888,888.89

    Required Participation  4.00%                             $32,000,000.00
    Required Participation and Subordinated Amount           $120,888,888.89

    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00

    Reserve Fund Balance                                       $2,800,000.00

    Controlled Distribution Amount                                     $0.00
    Principal Funding Account Balance                                  $0.00
    Excess Funding Account Balance                                     $0.00
    Principal Payment Amont                                            $0.00
    Pool Factor                                               1.000000000000

    Interest Funding Account Balance                          $16,470,833.32
    Interest Payment Date?                                                  N
    Cum. Net Trust Swap Receipts not req. to be paid           $1,862,500.03
    Interest Payment Amount Due                                        $0.00
    Interest Payment Amount Paid                                       $0.00
    Interest Payment Amount Shortfall                                  $0.00

   Distributions to Holders of Certificates                1996-1
   (per $1,000 denomination certificate)                   -------------------
    Total Amount Distributed                                     $0.00000000
    Total Amount Allocable to Principal                          $0.00000000
    Total Amount Allocable to Interest                           $0.00000000

                       Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    07/02/99 12:17 pm
  Investor Reporting System  v2.7     Monthly Statement         06/99 Activity
  ----------------------------------------------------------------------------
   Series Allocations                                      1996-2
                                                           -------------------
    Certificates                                             $960,000,000.00
     Current Floating Allocation Percentage                      13.07534816%

    Total Adjusted Principal collections                     $544,269,248.72
    Principal Default Amounts                                          $0.00
    Total Interest Collections                                 $7,730,418.44

   Source and Use of Funds                                 1996-2
                                                           -------------------
     Investor Interest Funding Account Balance                 $7,730,418.44
     Investment and Net Swap Proceeds                             $28,445.44
     Reserve Fund Balance                                      $3,360,000.00
    Total Investor Collections and Reserve Fund               $11,118,863.88

     Certificates Outstanding                                $960,000,000.00
     Certificate Rate                                                 5.1300%
     Days in Interest Period                                              30
    Current Interest Due                                       $4,104,000.00
    Net Trust Swap Receipts not req. to be paid                  $104,000.00
    Prior months Swap Receipts payable this month                      $0.00
    Current Interest Paid                                      $4,000,000.00
    Current Interest Shortfall                                         $0.00

    Additional Interest Due                                            $0.00
    Additional Interest Paid                                           $0.00
    Additional Interest Shortfall                                      $0.00

    Deferred Interest Due                                              $0.00
    Deferred Interest Paid                                             $0.00
    Deferred Interest Shortfall                                        $0.00

    Servicing Fees Due FMCC  1.00%                               $800,000.00
    Servicing Fees Paid                                          $800,000.00
    Servicing Fees Shortfall                                           $0.00

    Deferred Servicing Fees Due FMCC                                   $0.00
    Deferred Servicing Fees Paid                                       $0.00
    Deferred Servicing Fees Shortfall                                  $0.00

     Reserve Fund Required Amount                              $3,360,000.00
    Reserve Fund Deposit (Draw) Amount                                 $0.00

    Current Investor Default Amount Due                                $0.00
    Current Investor Default Amount Paid                               $0.00
    Current Investor Default Amount Shortfall                          $0.00

    Deferred Investor Default Amount Due                               $0.00
    Deferred Investor Default Amount Paid                              $0.00
    Deferred Investor Default Amount Shortfall                         $0.00

    Asset Composition Premium                                          $0.00
    Excess Servicing (Deficiency) Amount                       $2,958,863.88

                       Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    07/02/99 12:17 pm
  Investor Reporting System  v2.7     Monthly Statement         06/99 Activity
  ----------------------------------------------------------------------------
   Subordination and Participation                         1996-2
                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
    Available Subordinated Amount                            $106,666,666.67
    Required Subordinated Amount                             $106,666,666.67

    Required Participation  4.00%                             $38,400,000.00
    Required Participation and Subordinated Amount           $145,066,666.67

    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00

    Reserve Fund Balance                                       $3,360,000.00

    Controlled Distribution Amount                                     $0.00
    Principal Funding Account Balance                                  $0.00
    Excess Funding Account Balance                                     $0.00
    Principal Payment Amont                                            $0.00
    Pool Factor                                               1.000000000000

    Interest Funding Account Balance                           $7,818,333.33
    Interest Payment Date?                                                  N
    Cum. Net Trust Swap Receipts not req. to be paid             $252,866.67
    Interest Payment Amount Due                                        $0.00
    Interest Payment Amount Paid                                       $0.00
    Interest Payment Amount Shortfall                                  $0.00

   Distributions to Holders of Certificates                1996-2
   (per $1,000 denomination certificate)                   -------------------
    Total Amount Distributed                                     $0.00000000
    Total Amount Allocable to Principal                          $0.00000000
    Total Amount Allocable to Interest                           $0.00000000

                       Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    07/02/99 12:17 pm
  Investor Reporting System  v2.7     Monthly Statement         06/99 Activity
  ----------------------------------------------------------------------------
   Series Allocations                                      1997-1
                                                           -------------------
    Certificates                                             $750,000,000.00
     Current Floating Allocation Percentage                      10.21511575%

    Total Adjusted Principal collections                     $425,210,350.56
    Principal Default Amounts                                          $0.00
    Total Interest Collections                                 $6,039,389.40

   Source and Use of Funds                                 1997-1
                                                           -------------------
     Investor Interest Funding Account Balance                 $6,039,389.40
     Investment and Net Swap Proceeds                            $284,956.33
     Reserve Fund Balance                                      $2,625,000.00
    Total Investor Collections and Reserve Fund                $8,949,345.73

     Certificates Outstanding                                $750,000,000.00
     Certificate Rate                                                 5.0900%
     Days in Interest Period                                              30
    Current Interest Due                                       $3,181,250.00
    Net Trust Swap Receipts not req. to be paid                        $0.00
    Prior months Swap Receipts payable this month                $193,802.07
    Current Interest Paid                                      $3,375,052.07
    Current Interest Shortfall                                         $0.00

    Additional Interest Due                                            $0.00
    Additional Interest Paid                                           $0.00
    Additional Interest Shortfall                                      $0.00

    Deferred Interest Due                                              $0.00
    Deferred Interest Paid                                             $0.00
    Deferred Interest Shortfall                                        $0.00

    Servicing Fees Due FMCC  1.00%                               $625,000.00
    Servicing Fees Paid                                          $625,000.00
    Servicing Fees Shortfall                                           $0.00

    Deferred Servicing Fees Due FMCC                                   $0.00
    Deferred Servicing Fees Paid                                       $0.00
    Deferred Servicing Fees Shortfall                                  $0.00

     Reserve Fund Required Amount                              $2,625,000.00
    Reserve Fund Deposit (Draw) Amount                                 $0.00

    Current Investor Default Amount Due                                $0.00
    Current Investor Default Amount Paid                               $0.00
    Current Investor Default Amount Shortfall                          $0.00

    Deferred Investor Default Amount Due                               $0.00
    Deferred Investor Default Amount Paid                              $0.00
    Deferred Investor Default Amount Shortfall                         $0.00

    Asset Composition Premium                                          $0.00
    Excess Servicing (Deficiency) Amount                       $2,324,293.66

                       Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    07/02/99 12:17 pm
  Investor Reporting System  v2.7     Monthly Statement         06/99 Activity
  ----------------------------------------------------------------------------
   Subordination and Participation                         1997-1
                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
    Available Subordinated Amount                             $83,333,333.33
    Required Subordinated Amount                              $83,333,333.33

    Required Participation  4.00%                             $30,000,000.00
    Required Participation and Subordinated Amount           $113,333,333.33

    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00

    Reserve Fund Balance                                       $2,625,000.00

    Controlled Distribution Amount                                     $0.00
    Principal Funding Account Balance                                  $0.00
    Excess Funding Account Balance                                     $0.00
    Principal Payment Amont                                            $0.00
    Pool Factor                                               1.000000000000

    Interest Funding Account Balance                           $9,649,791.66
    Interest Payment Date?                                                  Y
    Cum. Net Trust Swap Receipts not req. to be paid                   $0.00
    Interest Payment Amount Due                                $9,649,791.66
    Interest Payment Amount Paid                               $9,649,791.66
    Interest Payment Amount Shortfall                                  $0.00

   Distributions to Holders of Certificates                1997-1
   (per $1,000 denomination certificate)                   -------------------
    Total Amount Distributed                                    $12.86638888
    Total Amount Allocable to Principal                          $0.00000000
    Total Amount Allocable to Interest                          $12.86638888